Acquisitions	12 Months Ended
Dec. 27, 2014
Business Combinations [Abstract]
Acquisitions
Acquisitions and Divestitures
Tingyi-Asahi Beverages Holding Co. Ltd.
On March 31, 2012, we completed a transaction with Tingyi. Under the terms of the agreement, we contributed our Company-owned and joint venture bottling operations in China to Tingyi’s beverage subsidiary, Tingyi-Asahi Beverages Holding Co. Ltd. (TAB), and received as consideration a 5% indirect equity interest in TAB. As a result of this transaction, TAB is now our franchise bottler in China. We also have a call option to increase our indirect holding in TAB to 20% by the fourth quarter of 2015. We recorded restructuring and other charges of $150 million ($176 million after-tax or $0.11 per share), primarily consisting of employee-related charges, in our 2012 results. This charge is reflected in items affecting comparability. See additional unaudited information in “Items Affecting Comparability” in Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Suntory Holdings Limited

During our second quarter of 2013, as part of the refranchising of our beverage business in Vietnam, we completed a transaction with Suntory Holdings Limited. Under the terms of the agreement, we sold a controlling interest in our Vietnam bottling operations. The alliance serves as the franchise bottler for both companies. As a result of this transaction, we recorded a pre- and after-tax gain of $137 million (or $0.09 per share) in our 2013 results.